BLACKROCK ALLOCATION TARGET SHARES

BATS: Series M Portfolio

BLACKROCK FUNDS II

BlackRock Emerging Market Local Debt Portfolio

BlackRock GNMA Portfolio

BlackRock International Bond Portfolio

BlackRock Low Duration Bond Portfolio

BLACKROCK FUNDS III BlackRock CoreAlpha Bond Fund BLACKROCK WORLD INCOME FUND, INC. MANAGED ACCOUNT SERIES BlackRock U.S. Mortgage Portfolio

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 20, 2013 to the

Statement of Additional Information of each Fund

Effective immediately, the following changes are made to each Fund’s Statement of Additional Information:

The section captioned “Investment Objective(s) and Policies — Regulation Regarding Derivatives” is amended to replace any conflicting disclosure regarding regulation by the Commodity Futures Trading Commission with respect to each Fund with the following:

To the extent the Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the investment adviser of the Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA with respect to the Fund. The investment adviser of the Fund is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

However, the Fund may also have investments in “underlying funds” (and such underlying funds themselves may invest in underlying funds) not advised by BlackRock (which for purposes of the no-action letter referenced below may include certain securitized vehicles and/or mortgage real estate investment trusts (“REITS”) that may invest in CFTC Derivatives). The Fund’s investment adviser has no transparency into the holdings of these underlying funds because they are not advised by BlackRock. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to Rule 4.5 to delay registration as a “commodity pool operator” until six months from the date on which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. The investment adviser to the Fund has filed a claim with the CFTC to rely on this no-action relief.

Shareholders should retain this Supplement for future reference.